THE 59 WALL STREET MID-CAP FUND
PROSPECTUS SUPPLEMENT DATED MAY 18, 1998
TO THE PROSPECTUS DATED NOVEMBER 3, 1997

FINANCIAL HIGHLIGHTS

The following information should be read in conjunction with the financial statements and notes thereto, which are included in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.


                                                            For the period from
                                                             November 20, 1997
                                                              (commencement of
                                                               operations) to
                                                               April 30, 1998
                                                                (unaudited)
                                                            -------------------

    Net asset value, beginning of period......................    $10.00

    Income from investment operations:
        Net investment income.................................      0.00(1)
        Net realized and unrealized gain......................      0.79
                                                                  ------
        Net asset value, end of period........................    $10.79
                                                                  ======
    Total return..............................................      7.90%(2)

    Ratios/Supplemental data:
        Net assets, end of year (000's omitted)...............    $2,723
        Ratio of expenses to average net assets...............      1.47%(3),(4)
        Ratio of net investment income to average
          net assets .........................................      0.00%(3)

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(1)  Less than $0.01 per share.
(2)  Not annualized
(3)  Annualized
(4)  Includes the Fund's share of U.S. Mid-Cap Portfolio expenses.

                       See Notes to Financial Statements.